                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 31, 2001
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
  ------------------------------------------------------ ---------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-53404                  52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160

Item 5.  Other Events
---------------------

         Attached hereto as Annex A is a copy of the Statement to Certificateholders with respect to the May 25, 2001 Distribution Date.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

         The quarterly financial statements for the period ended March 31, 2001 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on May 15, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUITY ONE ABS, INC.



                                   By:   /s/ James H. Jenkins
                                         --------------------------------------
                                         James H. Jenkins, Senior Vice President


Dated: May 31, 2001

                                                                         Annex A

                                                                     Page 1 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                Statement to Certificateholders

                                                          May 25, 2001
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL       BEGINNING                                                                                 ENDING
                FACE          PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
  CLASS         VALUE          BALANCE        PRINCIPAL     INTEREST        TOTAL           LOSSES        INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   A       200,096,000.00   200,096,000.00   1,919,721.61   344,526.40    2,264,248.01        0.00          0.00     198,176,278.39
DEPOSITOR            0.00             0.00           0.00         0.00            0.00        0.00          0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS    200,096,000.00   200,096,000.00   1,919,721.61   344,526.40    2,264,248.01        0.00          0.00     198,176,278.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  AIO       24,000,000.00    24,000,000.00           0.00   120,000.00      120,000.00        0.00          0.00      24,000,000.00
   X                 0.00   200,096,306.58           0.00         0.00            0.00        0.00          0.00     199,319,665.69
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------  -----------------------------------
                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------  -----------------------------------
                                                                                                                        CURRENT
             BEGINNING                                                               ENDING                            PASS-THRU
CLASS        PRINCIPAL          PRINCIPAL           INTEREST          TOTAL         PRINCIPAL         CLASS              RATE
-----------------------------------------------------------------------------------------------  -----------------------------------
  A        1,000.00000000       9.59400293         1.72180553      11.31580846    990.40599707          A              4.427500%
-----------------------------------------------------------------------------------------------  -----------------------------------
TOTALS     1,000.00000000       9.59400293         1.72180553      11.31580846    990.40599707
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 AIO       1,000.00000000       0.00000000         5.00000000       5.00000000  1,000.00000000        AIO              6.000000%
-----------------------------------------------------------------------------------------------  -----------------------------------




------------------------------------------------------------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OF PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                       Robert Wainwright
                                     The Chase Manhattan Bank - Structured Finance Services
                                                     450 West 33 st, 14 fl.
                                                    New York, New York 10001
                                                      Tel: (212) 946-7551
                                               Email: robert.wainwright@chase.com
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[LOGO]                                                                              (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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
                                                                     Page 2 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                          May 25, 2001
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
Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal
                              Scheduled Principal                                                                        134,431.51
                              Curtailments                                                                                50,611.23
                              Prepayments                                                                                591,598.15
                              Available Distributable Excess Spread                                                    1,143,080.72
                              Liquidation Proceeds                                                                             0.00

Sec. 4.03(a)(ii)    Interest Distribution Amounts
                              Interest Distribution - A1                                                                 344,526.40
                              Unpaid Interest - A1                                                                             0.00
                              Remaining Unpaid Interest - A1                                                                   0.00

                              Interest Distribution - AIO                                                                120,000.00
                              Unpaid Interest - AIO                                                                            0.00
                              Remaining Unpaid Interest - AIO                                                                  0.00

Sec. 4.03(a)(iii)   Available Funds Shortfall                                                                                  0.00

Sec. 4.03(a)(v)     Ending Pool Balance                                                                              199,319,665.69

Sec. 4.03(a)(vi)    Servicing Fee                                                                                         83,373.46

Sec. 4.03(a)(viii)  Advances Included in Current Distribution                                                            259,723.96
                    Aggregate Amount of Advances Outstanding                                                             259,723.96

Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of the three largest loans                                      1,425,200.60

Sec. 4.03(a)(xiii)  Net WAC Cap Carryover Amounts Due Class A                                                                  0.00
                    Net WAC Cap Carryover Amounts Paid to Class A                                                              0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/ Original Terms <=36 Months 60 + Delinquent                 0.00

Sec. 4.03(a)(xv)    Current Period Loan Losses                                                                                 0.00
                    Cumulative Loan Losses                                                                                     0.00


Sec. 4.03(a)(xvi)   Funds Withdrawn From Reserve Fund For Distribution                                                         0.00
                    Ending Balance of Reserve Fund                                                                             0.00

Sec. 4.03(a)(viii)  Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)               10.48

Sec. 4.03(a)(xix)   Weighted Average Remaining Term of Outstanding Loans                                                     257.00

Sec. 4.03(a)(xx)    Overcollateralization Target Amount                                                                6,002,889.20

Sec. 4.03(a)(xx)    Distributable Excess Spread Included in Distribution                                               1,143,080.72

Sec. 4.03(a)(xxi)   Amount of Funds Collected by Trustee under Yield Maintenence Agreeement                                    0.00

[LOGO]                                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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                                                                     Page 3 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                          May 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(ix)         Loans Delinquent

                         --------------------------------------------------------------------------------------
                                                             Group Totals
                         --------------------------------------------------------------------------------------
                             Period              Number                 Principal Balance            Percentage
                         --------------------------------------------------------------------------------------
                            0-30 days             343                    30,664,099.66                 15.38%
                         --------------------------------------------------------------------------------------
                           31-60 days              30                     3,459,396.93                  1.74%
                         --------------------------------------------------------------------------------------
                           61-90 days               6                       634,736.52                  0.32%
                         --------------------------------------------------------------------------------------
                           91+days                  0                             0.00                  0.00%
                         --------------------------------------------------------------------------------------
                            Total                 379                    34,758,233.11                 17.44%
                         --------------------------------------------------------------------------------------

Sec. 4.03(ix)            Loans in Foreclosures

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             0                    0.00                      0.00%
                                 ---------------------------------------------------------------------

Sec. 4.03(a)(xi)         Loans in REO

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             0                    0.00                      0.00%
                                 ---------------------------------------------------------------------



[LOGO]                                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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